UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 19, 2026

ARES CORE INFRASTRUCTURE FUND
(Exact Name of Registrant as Specified in Charter)

Delaware	000-56695	99-6541890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY 10167
(Address of principal executive office) (Zip Code)
(212) 750-7300
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities

In its monthly closing for May 2026, Ares Core Infrastructure Fund (the “Fund”) sold common shares of beneficial interest (“Common Shares”) for an aggregate purchase price of $715.5 million. The number of Common Shares to be issued was finalized on May 19, 2026. The purchase price per Common Share of each class equaled the Fund’s net asset value (“NAV”) per Common Share as of April 30, 2026. The issuance of the Common Shares is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, by Rule 506(b) of Regulation D promulgated thereunder and/or Regulation S promulgated thereunder. The following table details the Common Shares sold:

Class of Common Shares	Amount of Common Shares(1)	Total Consideration (in millions)
Class I	10,331,851	$257.0
Class D	1,205,764	$30.0
Class N	15,457,039	$384.6
Class S	1,764,505	$43.9
Total	28,759,159	$715.5

(1)Number of shares finalized on May 19, 2026.

Item 8.01 Other Events.
Net Asset Value

The NAV per Common Share of each class of the Fund as of April 30, 2026, as determined in accordance with the valuation policies and procedures employed by Ares Capital Management II LLC, the Fund’s investment adviser, was as follows:

Class of Common Shares	NAV as of April 30, 2026
Class I	$24.8805
Class D	$24.8805
Class S	$24.8805

As of April 30, 2026, the Fund’s aggregate NAV was approximately $3,445.8 million and the fair value of the Fund’s portfolio investments was approximately $5,618.4 million.

May 2026 Distribution

The Fund has announced the declaration of regular monthly gross distributions for May 2026 for its Class I Common Shares (“Class I Shares”), Class D Common Shares (“Class D Shares”), Class N Common Shares (“Class N Shares”) and Class S Common Shares (“Class S Shares”) in the amounts per share set forth below:

Class of Common Shares	Gross Distribution	Shareholder Servicing and/or Distribution Fee	Net Distribution
Class I	$0.20830	$—	$0.20830
Class D	$0.20830	$0.00528	$0.20302
Class N	$0.20830	$0.01057	$0.19773
Class S	$0.20830	$0.01796	$0.19034

The distributions for each class of Common Shares are payable to shareholders of record as of the open of business on May 29, 2026 and will be paid on or about June 24, 2026. The May 2026 distributions will be paid in cash or reinvested in the Common Shares for shareholders participating in the Fund’s distribution reinvestment plan.

June, July, August and September 2026 Distributions

The Fund has announced the declaration of regular monthly gross distributions for June, July, August and September 2026, for its Class I Shares, Class D Shares, Class N Shares and Class S Shares in the amounts per share set forth below:

		Gross Distribution Per Share
Record Date	Payment Date(1)	Class I	Class D	Class N	Class S
June 30, 2026	July 23, 2026	$0.20830	$0.20830	$0.20830	$0.20830
July 31, 2026	August 21, 2026	$0.20830	$0.20830	$0.20830	$0.20830
August 31, 2026	September 23, 2026	$0.20830	$0.20830	$0.20830	$0.20830
September 30, 2026	October 23, 2026	$0.20830	$0.20830	$0.20830	$0.20830

(1) The distributions on the Fund’s Common Shares will be paid on or about the payment dates set above.
These distributions will be paid in cash or reinvested in the Common Shares for shareholders participating in the Fund’s distribution reinvestment plan. The net distributions to be received by shareholders of the Class D Shares, Class N Shares and Class S Shares will be equal to the gross distribution in the table above, less specific shareholder servicing and/or distribution fees applicable to such class as of their respective record dates. Class I Shares have no shareholder servicing and/or distribution fees.

Portfolio and Business Commentary
As of April 30, 2026, the Fund had nine equity investments with total fair value of approximately $4,669.9 million. As of April 30, 2026, based on fair value, the Fund’s portfolio investments consisted of the following:

As of April 30, 2026
Portfolio Investments
Common equity(1)	76.88%
Other equity(2)	6.24%
First lien senior secured loans	14.49%
Senior subordinated loans	2.39%
Total	100.00%

(1)Represents investments in (i) four portfolio companies, collectively operating an underlying approximately 3.9 gigawatt portfolio that consists of 22 projects across the Pennsylvania-New Jersey-Maryland Interconnection (PJM), Midcontinent Independent System Operator (MISO), Electric Reliability Council of Texas (ERCOT), Western Electricity Coordinating Council, and Southwest Power Pool (SPP) regions, of which 74% is solar, 17% is wind, and 9% is battery storage capacity, (ii) two entities holding, directly or indirectly, an approximately 40% stake in the Central Penn Line, a fully contracted 178-mile natural gas pipeline transporting gas from Northeast to Southeastern Pennsylvania via the Transco system, with a total capacity of 3,380 MMcf/d (approximately 1,332 MMcf/d net to Meade) under long-term triple net leases through 2042, (iii) an entity holding, directly or indirectly, a 99% stake in seven aircraft engines, each on seven-year leases to a North American airline, and (iv) one entity holding an approximately 32.4% stake in the Rover pipeline, an approximately 713‑mile interstate natural gas pipeline that transports Appalachian Basin gas from Ohio and West Virginia westward into the Midwest and onward to the U.S.-Canada border with transportation capacity of 3.425 Bcf/d that is substantially contracted under long-term agreements.
(2)Represents investment in one portfolio company operating an underlying 2.6 gigawatt portfolio that consists of 15 projects in operation across Electric Reliability Council of Texas, Midcontinent Independent System Operator, PJM and Southwest Power Pool, of which 53% is solar, 25% is wind and 22% is co-located battery storage capacity.

Status of the Offering

The Fund is currently offering on a continuous basis (the “Offering”) Common Shares in transactions exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof, by Rule 506(b) of Regulation D promulgated thereunder and/or Regulation S promulgated thereunder. The following table lists the Common Shares issued and total consideration for the Offering as of the date of this filing, reflective of transfers between share classes. The table below does not include Common Shares issued through the Fund’s distribution reinvestment plan. The Fund intends to continue selling Common Shares in the Offering on a monthly basis.

Class of Common Shares	Common Shares Issued	Total Consideration (in millions) (1)
Class I	139,841,694	$3,489.0
Class D	1,235,891	$30.8
Class N	15,457,040	$384.6
Class S	10,231,878	$255.3
Total	166,766,503	$4,159.7

(1)No underwriting discounts or commissions have been or will be paid in connection with the sale of such Common Shares. Although the Fund does not charge investors an upfront sales load (an “Upfront Sales Load”) with respect to its Common Shares, if Class D Shares, Class N Shares, or Class S Shares are purchased through certain selling agents, shareholders may be charged an Upfront Sales Load or transaction or other fees, including brokerage commissions, in such amount as such selling agents may determine, provided that such charges are subject to a 2.0% cap on NAV for Class D Shares, a 2.0% cap on NAV for Class N Shares, and a 3.5% cap on NAV for Class S Shares. No Upfront Sales Loads may be charged on Class I Shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CORE INFRASTRUCTURE FUND

Dated: May 19, 2026

	By:	/s/ Christina Oh
	Name:	Christina Oh
	Title:	Chief Financial Officer and Treasurer